UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 10, 2016
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)
Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, CA 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A amends the Form 8-K (the “Form 8-K”) filed on May 16, 2016 by the Company. As reported in the disclosure of the Form 8-K, at the time of its filing the letter from the former accountants citing review of the disclosure in the Form 8-K was not available. This Form 8-K/A amends the disclosure contained in Item 4.01 and Item 9.01 of the Form 8-K, and includes the letter from Burr Pilger Mayer, Inc., the former accountants to the Company. This Form 8-K/A amends and restates in its entirety Item 4.01 and Item 9.01 of the Form 8-K. No changes were made to Item 1.01 or Item 3.02 of the Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2016, MyDx, Inc. (the “Company”) entered into Securities Purchase Agreement (the “SPA”) and Convertible Promissory Note in the original principal amount of $50,000 (the “Note”) with Crown Bridge Partners, LLC (“Crown”) pursuant to which Crown funded $43,000 to the Company after the deduction of a $5,000 OID and $2,000 for legal fees. The Note bears interest at the rate of 8% and must be repaid on or before May 10, 2017. The Note may be prepaid by the Company at any time prior to the date which is 180 days after the date of issuance of the Note at a premium to the amount outstanding at the time of prepayment (as determined in the Note). The Note may be converted by Crown at any time after the six (6) month anniversary of the Note into shares of Company common stock at a conversion price equal to 50% of the market price (as determined in the Note). The SPA and Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. The foregoing is only a brief description of the material terms of the SPA and Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

Item 4.01 Changes In Registrant’s Certifying Public Accountant

(a)	Dismissal of Burr Pilger Mayer, Inc. (“BPM”).

On May 11, 2016 (the “Dismissal Date”), the Board of Directors of the Company determined to dismiss BPM as its independent registered public accounting firm.

The report of BPM on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K)., except for the material weaknesses described below.

2

In connection with the audit of the Company’s 2015 consolidated financial statements, BPM identified material weaknesses in our internal control over financial reporting due to: i) the Company not maintaining a sufficient complement of personnel with an appropriate level of accounting knowledge and experience in the application of accounting for warrants to purchase common and preferred stock issued in connection with convertible notes payable and convertible preferred stock and accounting for non-employee stock options, ii) insufficient segregation of duties within the accounting function with respect to the review and approval of the underlying accounting records, iii) the inability to close the Company’s books and timely issue financial statements, and iv) inadequate management oversight resulting from the departure of all independent non-employee Board of Directors members in February 2016.

In connection with the audit of the Company’s 2014 financial statements, BPM identified a material weakness in our internal control over financial reporting due to the Company not maintaining a sufficient complement of personnel with an appropriate level of accounting knowledge and experience in the application of accounting for warrants to purchase common and preferred stock issued in connection with convertible notes payable and convertible preferred stock and accounting for non-employee stock options.

The Company provided BPM with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested BPM to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.   A copy of such letter is attached hereto as Exhibit 16.1.

(b)	Engagement of Anton & Chia, LLP (“Anton & Chia”)

On May 11, 2016 (the “Engagement Date”), the Company’s Board of Directors approved the appointment of Anton & Chia as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted Anton & Chia regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.40	Securities Purchase Agreement dated May 10, 2016 with Crown Bridge Partners, LLC (1)
10.41	Convertible Promissory Note in the principal amount of $50,000 dated May 10, 2016 issued to Crown Bridge Partners, LLC (1)
16.1	Letter from Burr Pilger Mayer, Inc. to the SEC dated May 17, 2016.

(1)	Incorporated by reference to the Company’s Form 8-K filed on May 16, 2016.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: May 17, 2016	By:	/s/ Daniel Yazbeck
Daniel Yazbeck,
Chief Executive Officer

4